EXHIBIT 10.32




                          REGISTRATION RIGHTS AGREEMENT

         THIS REGISTRATION RIGHTS AGREEMENT, dated as of August 3, 1999 (this "Agreement"), is made by and among ADVANCED VIRAL RESEARCH CORP., a Delaware corporation, with headquarters located at 200 Corporate Boulevard South, Yonkers, New York 10701 (the "Company"), FOCUS INVESTORS LLC, a Delaware limited liability company, with headquarters at One World Trade Center, Suite 4563, New York, NY 10048 (the "Purchaser").


                              W I T N E S S E T H:

         WHEREAS, pursuant to a Securities Purchase Agreement, dated as of August 3, 1999, among the Purchaser and the Company (the "Securities Purchase Agreement"), the Company has agreed to issue and sell to the Purchaser 20 Units (individually, a "Unit" and collectively, the "Units"), each Unit consisting of $100,000 aggregate principal amount of the Company's 7% Convertible Debentures (the "Debentures") and Series W Warrants (the "Warrants") to purchase 50,000 shares of common stock of the Company, par value $.00001per share (the "Common Stock")

         WHEREAS, pursuant to the terms of the Debentures and the Warrants, (i) upon the conversion of the Debentures and (ii) upon exercise of the Warrants, the Company will issue shares of Common Stock (the shares of Common Stock issuable to the Purchaser upon the conversion of the Debentures or upon the exercise of the Warrants are collectively referred to herein as the "Shares") to the Purchaser; and

         WHEREAS, to induce the Purchaser to execute and deliver the Securities Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended (the "Securities Act"), and applicable state securities laws.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Purchaser hereby agree as follows:

1.  Definitions.

         (a) As used in this Agreement, the following terms shall have the following meanings:

                  (i) "Register," "Registered," and "Registration" refer to a registration effected by preparing and filing one or more Registration Statement or Statements in compliance with the Securities Act and pursuant to Rule 415 under the Securities Act or any successor rule providing for offering securities on a continuous basis ("Rule 415"), and the declaration or ordering of effectiveness of such Registration Statement by the Securities and Exchange Commission (the "Commission").




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                  (ii) "Registrable Securities" means the Shares.

                  (iii) "Registration Statement" means a registration statement of the Company under the Securities Act.

         Capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Securities Purchase Agreement, the Debentures or the Warrants, as the case may be.

2.  Registration.

         (a) Mandatory Registration. The Company shall utilize best efforts to
(i) amend the Company's existing Registration Statement on Form S-1 (Registration Statement No. 333-70523) or (ii) to file a Registration Statement on Form S-3, to cover resale of Shares issued to the Purchaser upon conversion of the Debentures and upon exercise of the Warrants; provided, however, that in the event that the resale of the Shares is covered by a Registration on Form S-3 rather than on an amended Registration Statement No. 333-70523, such Registration on Form S-3 shall be declared effective prior to Registration Statement No. 333-70523. The number of Shares to be included in the Registration Statement shall be equal to at least two (2) times the sum of: (i) the number of shares of Common Stock that are issuable upon conversion of the Debentures on the date of filing, without regard to any limitation on any holder's ability to convert the Debentures, and (ii) the Shares issuable upon exercise of the Warrants on the date of filing, without any regard to any limitation on any holder's ability to exercise the Warrants. If the Company shall not succeed in obtaining such approval from the Commission, within thirty (30) days of the Closing Date (the "Required Filing Date"), the Company shall file with the Commission a Registration Statement on Form S-3 the Shares, as set forth in the preceding sentence. Such Registration Statement or amended Registration Statement, as the case may be, shall state that, in accordance with Rule 416 under the Securities Act, it also covers such indeterminate number of additional Shares as may become issuable upon conversion of such Debentures or exercise of such Warrants (i) to prevent dilution resulting from stock splits, stock dividends or similar transactions and (ii) to the extent that is consistent with the interpretations of the Commission of such rule at such time, resulting from any adjustment in the applicable Conversion Price of such Debentures or the Exercise Price of such Warrants. If at any time one and one-half (1 1/2) times the sum of (i) the number of Shares into which such Debentures may be converted, and (ii) the maximum number of shares issuable upon exercise of the Warrants, exceeds the total number of Shares so registered, the Company shall (A) if such Registration Statement has not been declared effective by the Commission at that time, amend the Registration Statement filed by the Company pursuant to the preceding portions of this paragraph, to register such number of Shares as shall equal two (2) times the sum of (I) the number of Shares into which such Debentures may be converted and (II) the maximum number of shares issuable upon exercise of the Warrants, or (B) if such Registration Statement has been declared effective by the Commission at that time, file with the Commission an additional Registration Statement on S-3 to register all of such Shares that have not already been so registered; provided, however, that the determination as to whether the Company is obligated to register additional Shares resulting solely from a diminution in the conversion price of the Debentures shall be determined by using the average of the closing



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prices of the Shares over a ten consecutive trading day period, with the closing prices determined in accordance with Section 6(b) of the Debentures. The Company shall use its best efforts to cause any such Registration Statement or amended Registration Statement, as the case may be, to become effective within (i) if the Commission elects not to conduct a review of the Registration Statement, ninety (90) days following the Closing Date; or (ii) if the Registration Statement is reviewed by the Commission, 120 days following the Closing Date (such 90th or 120th day, as the case may be, is referred to herein as the "Required Effective Date"). The failure of the Company to cause such Registration Statement to become effective during such respective time periods shall have the effect set forth in Section 2(b) below. Notwithstanding the use of the terms "Required Filing Date" and "Required Effective Date" that are used herein, the Company shall use its best efforts to file each required
Registration Statement as soon as possible after the Closing Date and to cause each such Registration Statement to become effective as soon as possible thereafter. If the Company shall be required to file an additional Registration Statement in accordance with this paragraph (rather than amending the Registration Statement (Registration No. 333-70523) referred to above), no securities of the Company other than the Registrable Securities shall be included in such Registration Statement. The Company shall keep each Registration Statement effective pursuant to Rule 415 at all times until such date as is the earlier of (i) the date on which all of the Registrable
Securities have been sold and (ii) the date on which the Registrable Securities (in the opinion of counsel to the Purchaser) may be immediately sold without restriction (including without limitation as to volume by each holder thereof) without registration under the Securities Act (the "Registration Period").

         (b)      Payments by the Company.

                  (i) (A) If the Registration Statement covering the Registrable Securities is not filed in proper form with the Commission on or prior to the Required Filing Date, (B) if the Registration Statement covering the Registrable Securities is not effective on or prior to the Required Effective Date, (C) if the number of Shares qualified for trading on the OTC Bulletin Board or reserved by the Company for issuance shall be insufficient for issuance upon the conversion of the Debentures and the exercise of the Warrants, or (D) upon the occurrence of a Blackout Event (as described in Section 3(f) or Section 3(g) below) (each of the events described in clauses (A) through (D) of this paragraph are referred to herein as a "Registration Default"), the Company will make payments to the Purchaser in such amounts and at such times as shall be determined pursuant to this Section 2(b).

                  (ii) The amount (the "Periodic Amount") to be paid by the Company to the Purchaser as of each thirty (30) day period during which a Registration Default shall be in effect (each such period, a "Default Period") shall be equal to two percent (2%) of the purchase price paid by the Purchaser (the "Purchase Price") for all of the Units; provided that, with respect to any Default Period during which the relevant Registration Defaults shall have been cured, the Periodic Amount shall be pro rated for the number of days during such period during which the Registration Defaults were pending; and provided, however, that the payment of such Periodic Amounts shall not relieve the Company from its continuing obligations to register the Shares pursuant to Section 2(a). Notwithstanding anything to the contrary contained herein, (A) the Company's obligation to pay to



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the Purchaser the Periodic Amount in connection with any Registration Default described in Section 2(b)(i)(C) or (D) shall not commence until such Registration Default has continued for an aggregate of five consecutive days at any time after the Required Effective Date, (B) the Company may elect not to pay to the Purchaser the Periodic Amount in connection with any Registration Default described in Section 2(b)(i)(B) or (D) that shall not be under the control of the Company with respect to any two ten (10) Trading Day (as hereinafter defined) periods in the aggregate during any 12- month period with at least a ten (10) Trading Day interval between such periods, and (C) the aggregate Periodic Amount for Registration Defaults that shall not be under the control of the Company shall not exceed the amount which would be payable if the Default Period continued for 365 days in the aggregate. The term "Trading Day" shall mean any day on which the OTC Bulletin Board, or any other market or exchange which at the time is the principal trading exchange or market for the Common Stock, is open for business.

                  (iii) Each Periodic Amount shall be payable by the Company in cash or other immediately available funds to the Purchaser monthly, without demand therefor by the Purchaser; provided that, if the Periodic Amount for any Default Period shall exceed an aggregate of $100,000, the Company shall only be obligated to pay an aggregate of $100,000 of the such amount in cash, and the remainder in Shares of Common Stock. To the extent any portion of the Periodic Amount shall be paid in Shares, such Shares shall be issued at the Applicable Conversion Price (as defined in the Debentures). If the Company shall not remit the Periodic Amounts payable to the Purchaser as set forth in paragraph (ii) above, the Company will pay to the Purchaser reasonable costs of collection, including attorneys' fees, in addition to the Periodic Amounts.

                  (iv) The parties acknowledge that the damages which may be incurred by the Purchaser if the Registration Statement is not filed by the Required Filing Date, if the Registration Statement has not been declared effective by the Required Effective Date, if an insufficient number of Shares of Common Stock shall be listed or reserved for issuance, or if the provisions of
Section 3(f) or 3(g) become applicable, may be difficult to ascertain. The parties agree that the Periodic Amount represents a reasonable estimate on the part of the parties, as of the date of this Agreement, of the amount of such damages.

         (c) Eligibility for Form S-3. The Company represents and warrants that it meets all of the requirements for the use of Form S-3 for the Registration of the sale by the Purchaser and any transferees thereof who purchases the Registrable Securities, and the Company shall file all reports required to be filed by the Company with the Commission in a timely manner, and shall take such other actions as may be necessary to maintain such eligibility for the use of Form S-3.

         (d) Priority in filing. The Company covenants that beginning on the Closing Date and until such time as a Registration Statement pursuant to Section 2(a) of this Agreement has been filed and becomes effective, the Company will not file any other registration statement without the written consent of the Purchaser.



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3.  Obligations of the Company.

         In connection with the registration of the Registrable Securities, the Company shall do each of the following:

         (a) Prepare and file with the Commission the Registration Statements required by Section 2 of this Agreement and such amendments (including post-effective amendments) and supplements to the Registration Statement and the prospectuses used in connection with such Registration Statements, each in such form as to which the Purchaser and its counsel shall not have objected, as may be necessary to keep the Registration effective at all times during the Registration Period, and, during the Registration Period, comply with the provisions of the Securities Act with respect to the disposition of all of the Registrable Securities of the Company covered by the Registration Statement until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in the Registration Statement;

         (b) Furnish to the Purchaser, if the Registrable Securities of the Purchaser are included in the Registration Statement, and its legal counsel identified to the Company, promptly after the same is prepared and publicly distributed, filed with the Commission, or received by the Company, a copy of the Registration Statement, each preliminary prospectus, each final prospectus, and all amendments and supplements thereto and such other documents, as the Purchaser may reasonably request in order to facilitate the disposition of its Registrable Securities;

         (c) Furnish to the Purchaser and its counsel copies of any correspondence between the Company and the Commission with respect to any Registration Statement or amendment or supplement thereto filed pursuant to this Agreement;

         (d) Use all reasonable efforts to (i) register and qualify the Registrable Securities covered by the Registration Statement under such other securities or blue sky laws of such jurisdictions as the Purchaser may reasonably request (not to exceed five such jurisdictions in the aggregate),
(ii) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof at all times during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions, provided that in connection therewith, the Company shall not be required to qualify as a foreign corporation or to file a general consent to the service of process in any jurisdiction;

         (e) Qualify such securities for trading on the OTC Bulletin Board and list such securities on all the other national securities exchanges on which any securities of the Company are then listed, and file any filings required by the OTC Bulletin Board and/or such other exchanges;



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         (f) As promptly as practicable after becoming aware of such event, notify the Purchaser of the occurrence of any event of which the Company has knowledge, as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein in order to make the statements therein, in light of the circumstances under which they were made, not misleading, and to use its best efforts to promptly prepare a supplement or amendment to the Registration Statement or other appropriate filing with the Commission to correct such untrue statement of omission, and to deliver a number of copies of such supplement or amendment to the Purchaser as the Purchaser may reasonably request;

         (g) As promptly as practicable after becoming aware of such event, notify the Purchaser (or, in the event of an underwritten offering, the managing underwriters) of the issuance by the Commission or any stop order or other suspension of the effectiveness of the Registration Statement at the earliest possible time, and to use its best efforts to promptly obtain the withdrawal of such stop order or other suspension of effectiveness (the occurrence of any of the events described in paragraphs (f) and (g) of this Section 3 is referred to herein as a "Blackout Event");

         (h) During the period commencing upon (i) the third day following the Purchaser's receipt of a notification pursuant to Section 3(f) above or (ii) the third day following the entry of a stop order or other suspension of the effectiveness of the Registration Statement described in Section 3(g) above, and ending at such time as (y) the Company shall have completed the applicable filings (and if applicable, such filings shall have been declared effective) and shall have delivered to the Purchaser the documents required pursuant to Section 3(e) above or (z) such stop order or other suspension of the effectiveness of the Registration Statement shall have been removed, the Company shall be liable to remit the payments required to be paid to the Purchaser pursuant to Section 2(b) above;

         (i) Suspend the use of any prospectus used in connection with the Registration Statement only in the event, and for such period of time as, such a suspension is required by the rules and regulations of the Commission;

         (j) Enter into such customary agreements for secondary offerings (including a customary underwriting agreement with the underwriter or underwriters, if any) and take all such other actions reasonably requested by the Purchaser in connection therewith in order to expedite or facilitate the disposition of such Registrable Securities. Whether or not an underwriting agreement is entered into and whether or not the Registrable Securities are to be sold in an underwritten offering the Company shall:

                  (i) make such representations and warranties to the Purchaser and the underwriter or underwriters, if any, in form, substance and scope as are customarily made by issuers to underwriters in secondary offerings;



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                  (ii) cause to be delivered to the sellers of Registrable
         Securities and the underwriter or underwriters, if any, opinions of independent counsel to the Company (which counsel and opinions shall be reasonably satisfactory in form, scope and substance to the Purchaser and the underwriter(s), if any, and their counsel), (A) on and dated as of the effective day (or in the case of an underwritten offering, dated the date of delivery of any Registrable Securities sold pursuant thereto) of the Registration Statement stating that (x) the Registration Statement complies in all material respects with the requirements of the Securities Act and the rules and regulations of the Commission thereunder, (y) to the best of such counsel's knowledge, the Registration Statement does not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and
         (z) to the best of such counsel's knowledge, the documents incorporated by reference in the prospectus accompanying the Registration Statement, at the time they were filed with the Commission or as amended, complied in all material respects with the requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the rules and regulations thereunder and, when read together with the other information in such prospectus, do not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and
         (B) within ninety (90) days following the end of each fiscal year thereafter, an opinion of independent counsel to the Company, updating the opinion referred to in clause (A) of this paragraph;

                  (iii) if an underwriting agreement is entered into, the same shall include customary indemnification and contribution provisions to and from the underwriters and procedures for secondary underwritten offerings;

                  (iv) deliver such documents and certificates as may be reasonably requested by Purchaser of the Registrable Securities being sold or the managing underwriter or underwriters, if any, to evidence compliance with clause (i) above and with any customary conditions contained in the underwriting agreement, if any; and

                  (v) deliver to the Purchaser on the effective day (or in the case of an underwritten offering, dated the date of delivery of any Registrable Securities sold pursuant thereto) of the Registration Statement, and at the beginning of each fiscal quarter thereafter, a certificate in form and substance as shall be reasonably satisfactory to the Purchaser, executed by an executive officer of the Company and to the effect that all the representations and warranties of the Company contained in the Securities Purchase Agreement are still true and correct except as disclosed in such certificate; the Company shall, as to each such certificate delivered at the beginning of each fiscal quarter, update or cause to be updated each such certificate during such quarter so that it shall remain current, complete and correct throughout such quarter; and such updates received by the Purchaser during such quarter, if any, shall have been reasonably satisfactory to the Purchaser.



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         (k) Make available for inspection by the Purchaser, its
representative(s), any underwriter participating in any disposition pursuant to a Registration Statement, and any attorney or accountant retained by the Purchaser or any underwriter, all financial and other records customary for purposes of the Purchaser's due diligence examination of the Company and review of any Registration Statement, all filings made with the Commission subsequent to the Closing, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such representative, underwriter, attorney or accountant in connection with such Registration Statement, provided that such parties agree to keep such information confidential;

         (l) Cooperate with the Purchaser to facilitate the timely preparation and delivery of certificates for the Registrable Securities to be offered pursuant to the Registration Statement and to enable such certificates for the Registrable Securities to be in such denominations or amounts, as the case may be, as the Purchaser may reasonably request, and registered in such names as the Purchaser may request; and, within three (3) business days after a Registration Statement which includes Registrable Securities is ordered effective by the Commission, the Company shall deliver, and shall cause legal counsel selected by the Company to deliver, to the transfer agent for the Registrable Securities (with copies to the Purchaser) an appropriate instruction and opinion of such counsel; and

         (m) Permit counsel to the Purchaser to review the Registration Statement and all amendments and supplements thereto within a reasonable period of time (but not less than one full business day) prior to each filing, and to incorporate those changes, if provided to the Company or its counsel within such one full business day period mentioned above, suggested by such counsel.

4.  Obligations of the Purchaser.

         In connection with the registration of the Registrable Securities, the Purchaser shall have the following obligations:

         (a) Take all other reasonable actions necessary to expedite and facilitate the disposition by the Purchaser of the Registrable Securities pursuant to the Registration Statement;

         (b) Furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of the Registrable Securities held by it, as shall be reasonably required to effect the registration of such Registrable Securities. The intended method or methods of disposition and/or sale (Plan of Distribution) of the Registrable Securities as so provided by the Purchaser shall be included without alteration in the Registration Statement covering the Registrable Securities and shall not be changed without written consent of the Purchaser. At least five (5) business days prior to the first anticipated filing date of the Registration Statement, the Company shall notify the Purchaser of the information the Company requires from the Purchaser if the Purchaser elects to have any of its Registrable Securities included in the Registration Statement.



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In order to participate in an underwritten offering under Section 2, the
Purchaser shall be required to provide such documents as the underwriter may reasonably require;

         (c) The Purchaser, by its acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any Registration Statement hereunder, unless the Purchaser has notified the Company in writing of its election to exclude all of the Purchaser's Registrable Securities from such Registration Statement; and

         (d) The Purchaser agrees that, upon receipt of any notice from the Company of the happening of any Blackout Event of the kind described in Section 3(f) or 3(g) above, it will immediately discontinue disposition of its Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such copies of the supplemented or amended prospectus contemplated by Section 3(f) or 3(g) shall be furnished to the Purchaser.

5.  Expenses of Registration.

         All expenses, other than underwriting discounts and commissions and other fees and expenses of investment bankers and other than brokerage commissions, incurred in connection with registrations, filings or qualifications pursuant to Section 3, but including, without limitation, all registration, listing, and qualification fees, printing and accounting fees, and the fees and disbursements of counsel for the Company, and the fees of one counsel to the Purchaser with respect to each Registration Statement filed pursuant hereto shall be borne by the Company; provided that the Company shall not be obligated to pay an amount in excess of $5,000 in the aggregate with respect to the fees of such counsel to the Purchaser.

6.  Indemnification.

         In the event any Registrable Securities are included in a Registration Statement under this Agreement:

         (a) The Company will indemnify and hold harmless the Purchaser, each of its officers, directors and partners, and each person, if any, who controls the Purchaser within the meaning of the Securities Act or the Exchange Act (each, an "Indemnified Person"), against any losses, claims, damages, liabilities or expenses (joint or several) incurred (collectively, "Claims") to which any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement of a material fact contained in the Registration Statement or any post-effective amendment thereof or the omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances in which they were made, not misleading,
(ii) any untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files



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any amendment thereof or supplement thereto with the Commission) or the omission to state therein any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state or foreign securities law or any rule or regulation under the Securities Act, the Exchange Act or any state or foreign securities law (the matters in foregoing clauses (i) through (iii) being, collectively, "Violations"). The Company shall, subject to the provisions of Section 6(b) below, reimburse the Purchaser, promptly as such expenses are incurred and are due and payable, for any legal and other costs, expenses and disbursements in giving testimony or furnishing documents in response to a subpoena or otherwise, including without limitation, the costs, expenses and disbursements, as and when incurred, of investigating, preparing or defending any such action, suit, proceeding or investigation (whether or not in connection with litigation in which the Purchaser is a party), incurred by it in connection with the investigation or defense of any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this
Section 6(a) shall not (i) apply to any Claim arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof supplement thereto; (ii) with respect to any preliminary prospectus, inure to the benefit of any such person from whom the person asserting any such Claim purchased the Registrable Securities that are the subject thereof (or to the benefit of any person controlling such person) if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected in the final prospectus, as then amended or supplemented, if such final prospectus was timely made available by the Company pursuant to Section 3(b) hereof; (iii) be available to the extent that such Claim is based upon a failure of the Purchaser to deliver or to cause to be delivered the prospectus made available by the Company, if such prospectus was timely made available by the Company pursuant to Section 3(b) hereof; or (iv) apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Purchaser pursuant to Section 9. The Purchaser will indemnify the Company and its officers and directors against any Claims arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company, by or on behalf of the Purchaser, expressly for use in connection with the preparation of the Registration Statement, subject to such limitations and conditions as are applicable to the Indemnification provided by the Company in this Section 6.

         (b) Promptly after receipt by an Indemnified Person under this Section 6 of notice of the commencement of any action (including any governmental action), such Indemnified Person shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and to the extent that the indemnifying party so desires, jointly with any other indemnifying party similarly notified, to assume control of the



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defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person; provided, however, that an Indemnified Person shall have the right to retain its own counsel with the reasonable fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person and any other party represented by such counsel in such proceeding. In such event, the Company shall pay for only one separate legal counsel for the Purchaser, and such legal counsel shall be selected by the Purchaser. The failure to deliver written notice to an indemnifying party within a reasonable time after the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person under this Section 6, except to the extent that the indemnifying party is materially prejudiced in its ability to defend such action. The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable.

         (c) No indemnifying party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Person of an unconditional and irrevocable release from all liability in respect of such claim or litigation.

         (d) Notwithstanding the foregoing, to the extent that any provisions relating to indemnification or contribution contained in the underwriting agreements entered into among the Company, the underwriters and the Purchaser in connection with an underwritten public offering are in conflict with the foregoing provisions, the provisions in such underwriting agreements shall be controlling as to the Registrable Securities included in the public offering; provided, however, that if, as a result of this Section 6(d), the Purchaser, its officers, directors, partners or any person controlling the Purchaser is or are held liable with respect to any Claim for which they would be entitled to indemnification hereunder but for this Section 6(d) in an amount which exceeds the aggregate proceeds received by the Purchaser from the sale of Registrable Securities included in a registration pursuant to such underwriting agreement (the "Excess Liability"), the Company shall reimburse the Purchaser for such Excess Liability.

7.  Contribution.

         To the extent any indemnification by an indemnifying party is prohibited or limited under applicable law, the indemnifying party agrees to contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage, liability or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the Indemnified Person on the other hand in connection with the statements or omissions which resulted in such Claim, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and the Indemnified Person shall be determined by reference to, among other things, whether the untrue statement of a material fact or the omission to state a material fact on



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



which such Claim is based relates to information supplied by the indemnifying party or by the Indemnified Person, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Notwithstanding the forgoing, (a) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of such fraudulent misrepresentation and (b) contribution by any seller of Registrable Securities shall be limited in amount to the net proceeds received by such seller from the sale of such Registrable Securities. The Company and the Purchaser agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Purchaser and any other party were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in this Section.

8.  Reports Under Exchange Act.

         With a view to making available to the Purchaser the benefits of Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the Commission that may at any time permit the Purchaser to sell securities of the Company to the public without registration ("Rule 144"), the Company agrees to:

                  (i) make and keep public information available, as those terms are understood and defined in Rule 144;

                  (ii) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

                  (iii) furnish to the Purchaser, so long as the Purchaser owns Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or periodic report of the Company and such other reports and documents so filed by the Company and (iii) such other information as may be reasonably requested to permit the Purchaser to sell such securities pursuant to Rule 144 without registration.

9.  Assignment of the Registration Rights.

         The rights to have the Company register Registrable Securities pursuant to this Agreement shall be automatically assigned by the Purchaser to any transferee of all or any portion of the Debentures or the Warrants held by the Purchaser if: (a) the Purchaser agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment; (b) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (i) the name and address of such transferee or assignee and
(ii) the Securities with respect to which such registration rights are being transferred or assigned; (c) at or before the time the Company receives the written notice



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



contemplated by clause (b) of this sentence, the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein; and (d) the transferee of the relevant Securities complies with the restrictions on the Purchaser set forth in Section 4 of the Securities Purchase Agreement.

10. Amendment of Registration Rights.

         Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), from time to time, only with the written consent of the Company and holders of 75% of the then outstanding principal amount of the Debentures. Any amendment or waiver effected in accordance with this Section 10 shall be binding upon the Purchaser and the Company.

11. Miscellaneous.

         (a) A person or entity is deemed to be a holder of Registrable Securities whenever such person or entity owns of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more persons or entities with respect to the same Registrable Securities, the Company shall act upon the basis of the instructions, notice or election received from the registered owner of such Registrable Securities.

         (b) Any notice required or permitted hereunder shall be given in writing (unless otherwise specified herein) and shall be effective upon personal delivery, via facsimile (upon receipt of confirmation of error-free transmission) or two business days following deposit of such notice with an internationally recognized courier service, with postage prepaid and addressed to each of the other parties thereunto entitled at the following addresses, or at such other addresses as a party may designate by five days advance written notice to each of the other parties hereto.

Company:                      ADVANCED VIRAL RESEARCH
                              200 Corporate Boulevard South
                              Yonkers, New York 10701

                              Att.: Shalom Z. Hirschman, M.D.
                              Tel.: (914) 376-7383
                              Fax:  (914) 376-7368




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



                              and to:

                              ADVANCED VIRAL RESEARCH CORP.
                              1250 E. Hallandale Beach Blvd.
                              Hallandale, Florida 33009

                              Att.: William Bregman
                              Tel.: (954) 458-7636
                              Fax: (954) 458-4715


                              With a copy to:

                              Wolf, Block, Schorr and Solis-Cohen LLP
                              250 Park Avenue
                              New York, New York 10177

                              Att: Robert E. Fischer, Esq.
                              Tel.: (212) 986-1116
                              Fax: (212) 986-0604

Purchaser:                    FOCUS INVESTORS LLC
                              c/o West End Asset Management LLC
                              One World Trade Center
                              Suite 4563
                              New York, New York 10048
                              Att.:  Ethan E. Benovitz
                              Tel.:  (212) 775-9299
                              Fax.:  (212) 775-9311


                              with a copy to:

                              KRONISH LIEB WEINER &HELLMAN LLP
                              1114 Avenue of the Americas
                              New York, New York 10036
                              Att:  Steven Huttler, Esq.
                              Tel.: (212) 479-6136
                              Fax:  (212) 479-6275

         (c) Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

         (d) This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York, except for provisions with respect to internal corporate matters of the Company which shall be governed by the corporate laws of the State of Delaware. Each of the parties consents to the jurisdiction of the federal courts whose districts encompass any part of the City of New York or the state courts of the State of New York sitting in the City of New York in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions. This Agreement may be signed in one or more counterparts, each of which shall be deemed an original. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement. This Agreement has been entered into freely by each of the parties, following consultation with their respective counsel, and shall be interpreted fairly in accordance with its terms, without any construction in favor of or against either party. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such validity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

         (e) This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof. There are no restrictions, promises, warranties or undertakings, other than those set forth, or referred to herein and in the other Primary Documents. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

         (f) Subject to the requirements of Section 9 hereof, this Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.

         (g) All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may require.

         IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed.

                              ADVANCED VIRAL RESEARCH CORP.


                             By: ___________________________________
                                 Name: Shalom Z. Hirschman
                                 Title: President and Chief Executive Officer


                             FOCUS INVESTORS LLC

                             By: WEC Asset Management LLC, Manager



                             By: ________________________________
                                 Name: Ethan E. Benovitz
                                 Title: Managing Director





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